CenterState Banks of Florida, Inc. CSFL KBW Annual Community Bank Investor Conference July 29, 2008 Exhibit 99.1

This presentation contains forward-looking statements, as defined by
Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks of
Florida, Inc. (CSFL).  These statements are provided to assist in the understanding of future financial performance.  Any such statements are based on current expectations and involve a number of  risks and uncertainties.  For a discussion of factors that may cause such forward-
looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q filed with the Securities Exchange
Commission.
CSFL undertakes no obligation to release revisions to these forward-
looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement

2 Franchise Overview

Corporate Profile
Headquartered in Davenport, Florida (Greater Orlando/Tampa Area)
Nasdaq Symbol:  CSFL
Company formed:  June 2000
4 Subsidiary Banks; 37 branch banking offices – 9 Counties throughout Central Florida
149
964
849
$ 1,222
Equity:
Deposits:
Loans:
Assets:
June 30, 2008 Highlights ($ millions)
1989
2000 & 1992
1989
1989
Date
Established
179 Hillsborough 5 Valrico State Bank
429
Polk
12 CenterState Bank of FL
366 Pasco, Sumter, Hernando, Citrus, Lake 13 CenterState Bank, N.A.
$252 Osceola, Orange 7 CenterState Bank Central FL
Asset Size
($ millions)
Counties of Operation
No. of
Offices
Subsidiary Banks
approx. 9.6
million shares
approx. 23%
approx. 12%
$ 159 million
Free Float Shares:
Insider Ownership:
Institutional Ownership:
Market Cap (7/23/08):
Market Data

Crestview
Bonifay
Chipley
DeFuniak Springs
Wright
Pensacola
Blountstown
Monticello
Tallahassee
Panama City
Port St. Joe
Apalachicola
Perry
Mayo
Live Oak
Jasper
Jacksonville
St. Augustine
Starke
Gainesville
Palm Coast
Cross City
Trenton
Ocala
Ormond Beach
Port Orange
Deltona
Sanford
Leesburg
Spring Hill
Orlando
Merritt Island
Clearwater
Tampa
Winter Haven
Palm Bay
St. Petersburg
FLORIDA
Bradenton
Sebring
Fort Pierce
Sarasota
Arcadia
Port St. Lucie
Venice
Port Charlotte
North Fort Myers
Belle Glade
West Palm Beach
Cape Coral
Coral Springs
Delray Beach
Pompano Beach
Pembroke Pines
The Everglades
Miami
Citrus Springs
Hernando
CITRUS
Crystal River
Homosassa Springs
Homosassa
Inverness
Wildwood
SUMTER
Lake Panasoffkee
Coleman
Leesburg
Lady Lake
LAKE
Umatilla
Eustis
Mount Plymouth
Yalaha
Webster
Brooksville
FLORIDA
Groveland
Mascotte
Clermont
Pine Hills
Winter Park
Orlando
Azalea Park
Conway
Pine Castle
ORANGE
Spring Hill
HERNANDO
Ridge Manor
Lake Louisa
Hudson
San Antonio
Dade City
PASCO
Bayonet Point
New Port Richey
Beacon Square
Tarpon Springs
Elfers
Lutz
Land O' Lakes
Polk City
Kissimmee
Campbell
St. Cloud
Davenport
Kathleen
Gibsonia
PINELLAS
HILLSBOROUGH
Lake Carroll
Palm Harbor
Temple Terrace
Lakeland
Inwood
Lake Alfred
OSCEOLA
Clearwater
Tampa
Orient Park
Plant City
Winter Haven
Waverly
Brandon
Highland City
Wahneta
Largo
Pinellas Park
Mulberry
Bartow
St. Petersburg
Seminole
South Pasadena
Gulfport
Ruskin
Apollo Beach
Wimauma
Crooked Lake Park
Fort Meade
POLK
Babson Park
Frostproof
Bowling Green
Indian
Florida's Turnpike

CenterState
Banks of Florida, Inc.

4 Branch Footprint CSFL Branch

Strong Market Share
Market
Rank Institution Share Branches
1 Bank of America Corp. (NC) 21.72% 104
2 Wachovia Corp. (NC) 19.78 113
3 SunTrust Banks Inc. (GA) 18.49 133
4 Colonial BancGroup Inc. (AL) 7.13 52
5 Regions Financial Corp. (AL) 5.70 81
6 CenterState Banks of Florida (FL) 2.37 35
7 Fifth Third Bancorp (OH) 2.03 26
8 Tampa Banking Company (FL) 1.77 10
9 Villages Bancorp Inc. (FL) 1.76 10
10 BB&T Corp. (NC) 1.70 21
Deposits
($000)
$8,887,673
8,095,224
7,568,875
2,918,209
2,330,943
968,098
829,165
722,829
720,708
695,375
Deposits
per Branch
$85,458
71,639
56,909
56,119
28,777
27,660
31,891
72,283
72,071
33,113
Counties of Operation
Source: SNL Financial.
Deposit data as of 6/30/07.
Market share data for Citrus, Hernando, Hillsborough, Lake, Osceola, Pasco, Polk and Sumter Counties, Florida.
Excludes Orange County in which CSFL has $33.0 million in deposits and 2 branches.
Osceola County - (Orlando MSA)
# 4 in market share (7.7%)
3rd fastest growing county in Florida
2007 - 2012 population growth of  37.6%
5 branches
Polk County - (Lakeland MSA)
# 5 in market share (5.8%)
2007 - 2012 population growth of  14.2%
12 branches
Sumter County - (The Villages MSA)
# 5 in market share (4.2%)
2nd fastest growing county in Florida
2007 - 2012 population growth of  40.9%
2 branches
Pasco County - (Tampa MSA)
# 9 in market share (2.2%)
10th fastest growing county in Florida
2007 - 2012 population growth of  22.2%
3 branches

Market Demographics
CSFL Counties
2007 - 2012 Projected Population Growth (%)
CenterState Banks of Florida, Inc. 21.7%
Bank of Florida Corporation 17.5
Seacoast Banking Corporation of Florida 13.9
TIB Financial Corp. 7.0
BankUnited Financial Corporation 9.2
BankAtlantic Bancorp, Inc. 8.4
Capital City Bank Group, Inc. 7.8
Florida 12.8%
Southeast 8.7
United States 6.3
2007 -2012
Population Growth (%)
Sumter 40.9%
Osceola 37.6
Lake 23.0
Hernando 22.9
Pasco 22.2
Orange 16.3
Citrus 15.6
Polk 14.2
Hillsborough 13.5
5 of our 9 counties rank in the top 10
fastest growing counties in Florida
Source: SNL Financial.
Population deposit weighted by county as of 6/30/07.
Southeast includes AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV.

Market Demographics
Escambia
Santa Rosa
Okaloosa
Walton
Holmes
Washington
Bay
Calhoun
Gulf
Liberty
Jackson
Gadsden
Franklin
Wakulla
Leon
Jefferson
Taylor
Madison
Dixie
Lafayette
Suwannee
Hamilton
Columbia
Gilchrist
Levy
Citrus
Marion
Alachua
Union
Baker
Bradford
Clay
Duval
Nassau
St. Johns
Putnam
Flagler
Volusia
Lake
Seminole
Orange
Sumter
Hernando
Pasco
Pinellas Hillsborough
Manatee
Sarasota
Charlotte
Lee
Collier
Monroe
Dade
Broward
Palm Beach Hendry
Glades
Martin
St. Lucie
Okeechobee
Highlands
De Soto
Hardee
Polk
Osceola
Indian River
Brevard
Miles
0 30 60
Indicates counties in which CSFL currently has branches
High Growth County (Based on Projected Economic Indicator Change ’05-’10)
Medium Growth County
Low Growth County

Business Strategy
Maintain local decision making
Emphasize relationship banking
Develop a network of profitable banks in high-growth markets in
Central Florida
Disciplined approach to loan and deposit growth
Leverage our investment in our branch network

9 Financial Performance

Earnings Performance
Earnings Per Share ($)
2003 – 2007 CAGR of 12.7%
0.39
0.57
0.66
0.75
0.63
0.21
Net Income ($ Millions)
2003 – 2007 CAGR of 31.3%
2.63
4.37
6.33
8.46
7.80
2.60
0.00
2.00
4.00
6.00
8.00
10.00
2003 2004 2005 2006 2007 6/30/08
YTD
0.00
0.21
0.42
0.63
0.84
2003 2004 2005 2006 2007 6/30/08
YTD

$9,000
$10,000
$11,000
$12,000
Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08
3.55%
3.75%
3.95%
4.16%
Net Interest Income & Net Interest Margin
3.75% 3.61% 3.93% 3.92% 4.13% Net Interest Margin
$1,092 $1,109 $1,086 $1,117 $1,107 Avg. Earning Assets
(in millions)
$10,030 $9,814 $10,605 $10,901 $11,244 Net Interest Income
(in thousands)

Condensed Consolidated Income Statement
($ in thousands, except per share data)
(714) (493) (854) (939) (1,129) Income tax expense
2,182 1,604 2,613 2,891 3,409 Income before income tax
3.93% 2.97% 4.73% 5.36% 6.41% ROE
0.48% 0.36% 0.58% 0.62% 0.74% ROA
$0.12 $0.09 $0.14 $0.15 $0.18 EPS
$1,468 $1,111 $1,759 $1,952 $2,280 NET INCOME
(9,603) (9,477) (9,220) (9,442) (9,362) Non interest expense
1,483 ---- 905 ---- ---- Non recurring items
1,787 1,871 1,928 1,961 1,903 Non interest income
8,515 9,210 9,000 10,372 10,868 Net int inc after ALLL
(1,515) (604) (1,605) (529) (376) Provision for loan losses
$10,030 $9,814 $10,605 $10,901 $11,244
Net Interest Income
Q2 ’08 Q1 ‘08 Q4 ‘07 Q3 ‘07 Q2 ’07

2003 – 2007 CAGR: 19.4%

CenterState
Banks of Florida, Inc.

Loan Portfolio
84% of our portfolio is secured by real estate
Construction, Development, and Land loans represent 11% of
total portfolio
Largest ten relationships represent about 5% of our portfolio
About 2% of our portfolio is unsecured
($ Millions)
0
250
500
750
1,000
2003 2004 2005 2006 2007 6/30/08
849
414
441
517
658
841
409
91
78
212
59
Consumer & Other
Commercial
Construction, Development,
& Land
Commercial Real Estate
Residential Real Estate

28%
63%
9%
12/31/03
63%
20%
16%
1%
6/30/08
US Agencies US Treasuries Munis-Tax Exempt    MBS
Total $ Value:  $94,079,000
Duration:  1.6 yrs
(e)
Yield:  2.23%
Total $ Value:  $193,449,000
Duration:  4.2 yrs
Yield:  5.13%
Investment Mix

2003 – 2007 CAGR: 15.9%

CenterState
Banks of Florida, Inc.

50
250
450
650
850
1,050
2003 2004 2005 2006 2007 6/30/08
477
181
147
159
538
660
717
893
973
964
Deposit Composition
Approximately 16% of our deposits are non-interest bearing
checking accounts
2003 – 2007 CAGR for non-interest bearing demand of 8%
Approximately 49% of our deposits are time deposits
CDS
Money Market & Savings Accts.
Demand – interest bearing
Non – interest bearing deposits
($ Millions)

Deposits:  6/30/07
vs. 6/30/08
vs $ Dollars
$998
$964
$930
$960
$990
$1,020
6/30/07 6/30/08
(in millions)
$34 million or 3.4%
6/30/07 6/30/08
No. of Accounts
3,384 accts or 6.7%
2.7%
=
300 accounts
4.5%
=
$ 22.5 million
CDs
vs
7.8%
=
3,084 accounts
2.3%
=
$ 11.5 million
Non CDs
50,358
53,742
47,000
49,000
51,000
53,000
55,000

17 Commercial 52% Retail 48% $ Dollars Checking Accounts Retail 81% Commercial 19% No. of Accounts $13 million = 4.1% 2,944 accts = 9.9% - ($307 Mil) (32,609 accts)

Liquidity
Loans / Deposits (%)
Data obtained from annual reports and FR Y-9C/call reports.
Peer data for the most recent quarter available.
Peer group includes BOFL, BBX, BKUNA, CCBG, SBCF, TIBB, FLCM, FDT, BCBF, GFLB, SAMB, and CBKS.
77
100
67
106
72
107
74
103
87
108
88
112
60
80
100
120
2003 2004 2005 2006 2007 6/30/08
CSFL Peers

19 Credit Quality

Non-Performing Assets
*Peer Group NPA ratios are  the mean and median NPA ratios  for the following banks BKUNA, BBX, CCBG, SBCF, GFLB, TIBB, BOFL, FLCM, BCBF, FDT,
SAMB, and CBKS.
Commercial
Consumer
Other Assets
Residential RE
Commercial RE
Construction,
Land, and A&D
$4,738K (26 Loans)
$2,366K (14 Loans)
$4,287K (10 Loans)
$992K (8 Loans)
$339K (16 Loans)
$367K (10 Loans)
36% 18%
33%
As of March 31, 2008
4.05%
1.00%
2.47%
0.00%
1.50%
3.00%
4.50%
Peer
Group
Mean
CSFL Peer
Group
Median
As of June 30, 2008

Credit Quality
0.32
0.20
0.29
0.09
0.18
0.27
0.59
0.48
1.37
1.23
0.00
0.50
1.00
1.50
2003 2004 2005 2006 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
NPLs / Loans (%)
0.27
0.17 0.18
0.06
0.14
0.19
0.43
0.40
1.00
1.07
0.00
0.50
1.00
1.50
2003 2004 2005 2006 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
NPAs / Assets (%)

Credit Quality
ALLL / Loans (%) &
Net Charge – Offs / Avg Loans (%)
0.12
0.07
0.05
0.08
0.12
0.16
0.00
0.05
0.10
0.15
0.20
2003 2004 2005 2006 2007 6/30/08
YTD
NCOs / Avg Loans
ALLL / Loans
1.17
1.29
1.26
1.12
1.29
1.37
1.05
1.15
1.25
1.35
1.45
2003 2004 2005 2006 2007 6/30/08
Dec. 31,

CRE Concentrations
Category A
100%
95%
0%
50%
100%
150%
200%
Regulatory
Guidelines
CSFL
300%
214%
0%
100%
200%
300%
400%
Regulatory
Guidelines
CSFL
Category B
Category A includes acquisition and development loans, commercial construction loans, residential construction spec loans, and vacant land loans.
1.
Category B includes all loans included in category A plus commercial real estate loans non owner occupied and commercial loans not secured by real estate or unsecured to real estate developers or REITs.
2.
1
2

Tier 1 Capital – to Average Assets
10.92%
5.00%
0.00%
5.00%
10.00%
15.00%
CSFL Well
Capitalized
Our Tier 1 capital is more than twice the amount needed to be considered
“well capitalized” by federal banking regulatory guidelines.
$70 million excess Tier 1 Capital
As of 6/30/08

Peer Comparison
At 3/31/08
10.7%
9.2%
9.1%
5.0%
10.0%
15.0%
Peer Group
Mean
Peer Group
Median
CSFL
Our capital position compares favorably to our peer group.
Tier 1 Capital – to Average Assets
*Peer Group includes the following banks: BKUNA, BBX, CCBG, SBCF, GFLB, TIBB, BOFL, FLCM, BCBF, FDT, SAMB, and CBKS.

26 Investment Highlights

Challenging Equity Valuations
Florida publicly traded banks have declined nearly 54% since 2006
* Consists of 33 publicly traded banks headquartered in Florida
Equity Performance
(24.2%)
(53.3%)
(65.0%)
(55.0%)
(45.0%)
(35.0%)
(25.0%)
(15.0%)
(5.0%)
5.0%
15.0%
25.0%
Dec-
05
Feb-
06
Apr-
06
Jun-
06
Aug-
06
Oct-
06
Dec-
06
Feb-
07
Apr-
07
Jun-
07
Aug-
07
Oct-
07
Dec-
07
Feb-
08
Apr-
08
Jun-
08
CSFL Florida Index

Building Shareholder Value
Dedicated Employees
Sustainable Earnings Growth
Credit Quality
Growth Markets
Vision
Focus
Nothing special – just a candid straight-forward culture,
realistic about our business